UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2020

CASPER SLEEP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39214	46-3987647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three World Trade Center

175 Greenwich Street, Floor 39

New York, NY 10007

(Address of principal executive offices) (Zip Code)

(347) 941-1871

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	CSPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 21, 2020, Casper Sleep Inc. (the “Company”) issued a press release announcing the Company’s preliminary cash position as of March 31, 2020 and that the Company expects its net revenue and adjusted EBITDA for the three months ended March 31, 2020 to be in line with its previously issued guidance ranges. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2020, Gregory Macfarlane resigned as the Company’s Chief Financial Officer and Chief Operating Officer, effective May 15, 2020 (the “Transition Date”). On April 21, 2020, the Company’s Board of Directors (the “Board”) appointed Stuart Brown as the Company’s Interim Chief Financial Officer, effective on the Transition Date, while the Company searches for a permanent successor to Mr. Macfarlane. The Board also designated Mr. Brown as the Company’s principal financial officer and principal accounting officer, effective on the Transition Date, succeeding Mr. Macfarlane in those roles. Emilie Arel, the Company’s President and Chief Commercial Officer, will assume the duties of principal operating officer on an interim basis, effective on the Transition Date.

Mr. Brown, 54, previously served as Executive Vice President and Chief Financial Officer of Iron Mountain Inc., a data and records management company, from July 2016 to February 2020. While at Iron Mountain Inc., Mr. Brown led a successful acquisition and corporate development strategy that helped transform the company into a global top-ten data center business. Prior to that, Mr. Brown served as Executive Vice President and Chief Financial Officer of Red Robin Gourmet Burgers, Inc., a restaurant chain, from September 2011 to July 2016, where he helped lead the reacceleration of the brand’s growth and was recognized nationally for his leadership in investor communications. Between September 2006 to September 2011, Mr. Brown served as Chief Financial Officer of DCT Industrial Trust, Inc. and as Chief Accounting Officer of Federal Realty Investment Trust from September 2003 to September 2006.

Ms. Arel, 42, has served as the Company’s President and Chief Commercial Officer since July 2019. Previously, Ms. Arel served as the Chief Executive Officer of FULLBEAUTY Brands, a portfolio of brands in the plus-size apparel space, from November 2017 until June 2019 leading its turn-around out of bankruptcy, as well as the Chief Executive Officer of Quidsi Inc., a subsidiary of Amazon LLC, from April 2015 to September 2017. Prior to that, she served as the Senior Vice President of Retail at Quidsi Inc. from May 2014 to April 2015. Between February 2007 and March 2014, Ms. Arel held a variety of executive and leadership roles at Gap Inc., including Vice President of Stores at Old Navy. Before joining Gap, Inc., Ms. Arel served in various positions at Target Corporation from January 2001 to January 2007.

In connection with Mr. Brown’s appointment as Interim Chief Financial Officer, Mr. Brown and the Company entered into an independent contractor agreement (the “Interim CFO Agreement”), effective April 21, 2020, pursuant to which Mr. Brown will serve as the Company’s Interim Chief Financial Officer effective as of the Transition Date. The Interim CFO Agreement will continue in effect for three months following the effective date of the agreement and thereafter to the extent mutually agreed upon by the Company and Mr. Brown.

Pursuant to the Interim CFO Agreement, Mr. Brown will receive $80,000 per month in fees, prorated for any month in which Mr. Brown is not serving as Interim Chief Financial Officer for the entire month. The Board may also award Mr. Brown with one or more additional bonus fee payments, up to an aggregate amount of $20,000 per month for his services as Interim Chief Financial Officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on April 21, 2020

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future results of operations and financial position; our business strategy and plans; potential bonus payments; and objectives of management for future operations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the COVID-19 pandemic could adversely impact our business, financial condition and results of operations; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our other filings with the Securities and Exchange Commission. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPER SLEEP INC.

Date: April 21, 2020	By:	/s/ Jonathan Truppman
Jonathan Truppman
General Counsel and Secretary